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                                                                    EXHIBIT 10.5


                      THIRD AMENDMENT TO SERVICES AGREEMENT


                  THIRD AMENDMENT TO SERVICES AGREEMENT, dated as of March 31, 2001, by and between VECTOR GROUP LTD., a Delaware corporation ("VGR"), having an office at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, and LIGGETT GROUP INC., a Delaware corporation (the "Company"), having an office at 100 Maple Lane, Mebane, North Carolina 27302-8160.

                              W I T N E S S E T H:

                  WHEREAS, Brooke Management Inc. ("BMI") and the Company are parties to a Services Agreement, dated as of February 26, 1991, by and between BMI and the Company, as amended by a First Amendment to Services Agreement, dated as of November 30, 1993, and a Second Amendment to Services Agreement, dated as of October 1, 1995 (the Agreement, as so amended, hereinafter referred to as the "Services Agreement").

                  WHEREAS, pursuant to such Second Amendment to Services Agreement, with the consent of the Company, BMI assigned to Brooke Group Ltd., and Brooke Group Ltd. assumed, the rights and obligations embodied in the Services Agreement (the "Assignment");

                  WHEREAS, Vector Group Ltd. ("VGR") is the successor to Brooke Group Ltd; and

                  WHEREAS, VGR and the Company wish to further extend the term of the Services Agreement on the terms set forth below;

                  NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

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                  1. Section 2 of the Services Agreement is hereby amended to provide for a termination date of November 30, 2006.

                  2. Except as amended hereby, the terms and provisions of the Services Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Services Agreement as of the date first above written.

                                            VECTOR GROUP LTD.


                                            By: /S/ Richard J. Lampen
                                                -------------------------------
                                                 Richard J. Lampen
                                                 Executive Vice President

                                            LIGGETT GROUP INC.


                                            By: /S/ Charles M. Kingan
                                                -------------------------------
                                                 Charles M. Kingan
                                                 Vice President and Chief
                                                 Financial Officer


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